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                                                                     Exhibit 1.1

                             FIRST DATA CORPORATION

                                   Securities

                     UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                              ____________, 20__

     1. INTRODUCTORY. First Data Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time senior debt securities, subordinated debt securities, convertible subordinated debt securities (collectively, "Debt Securities"), preferred stock and common stock registered under the registration statement referred to in Section 2(a) ("Registered Securities"). If specified in a Terms Agreement referred to in Section 3, the Company proposes to grant to the underwriters an option to purchase up to that amount of Registered Securities specified in such Terms Agreement (the "Option Securities"). Debt Securities will be issued under one or more indentures (as amended or supplemented from time to time, an "Indenture" and collectively, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustees named therein (the "Trustee(s)"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of sale. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

     The Registered Securities (together with the Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; PROVIDED, HOWEVER, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement shall mean the Underwriters.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as of the date of this Agreement as follows:

          (a) A registration statement on Form S-3 (File No. 333-24667) with respect to the Registered Securities has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) been filed with the Commission under the Securities Act. Such registration statement has been declared effective by the Commission. If any post-effective

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     amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the respective applicable date of the Effective Time. As provided in Section 4(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement", and any preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this
     Section 2(a), as amended at the time of the Terms Agreement, including the exhibits thereto (but excluding the Statement of Qualification and Eligibility (a "Form T-1") filed as an exhibit thereto) and the documents filed by the Company with the Commission pursuant to the Securities
     Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and the information, if any, deemed to be a part of the registration statement pursuant to Rule 430A(b) under the Securities Act, is called the "Registration Statement", and the basic prospectus included in the Registration Statement relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Securities shall not be deemed to have supplemented the Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no stop order has been initiated or, to the knowledge of the Company, threatened by the Commission.

          (b) On the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to

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     state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Closing Date, the Indenture, if any, described in the Terms Agreement will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; PROVIDED that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Form T-1 under the Trust Indenture Act.

          (c) The Company and each of its significant subsidiaries (as defined in Rule 405 of the Rules and Regulations) have been duly incorporated and are validly existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and in which the failure to be so incorporated, existing or qualified would reasonably be expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. The "significant subsidiaries" of the Company are those identified in the Terms Agreement.

          (d) All of the issued and outstanding shares of capital stock of each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant

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     subsidiaries is bound or to which any of the property or assets of the
     Company or any of its significant subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its significant subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their properties or assets; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act or the Exchange Act, and applicable state or foreign securities laws in connection with the offer, sale and distribution of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby or compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement.

          (f) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement or, except as described in the Prospectus or Schedule B to the Terms Agreement (or in Schedule B to any applicable Officers' Certificate delivered pursuant to
     Section 6(g)), to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (g) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); the Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, this Agreement and the Terms Agreement and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms Agreement, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency,

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     fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; the common stock and preferred stock, if any, described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein or the issuance of the shares of common stock upon conversion of the Securities; and the Securities, the Indenture, if any, described in the Terms Agreement and the capital stock of the Company will conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (otherwise than as set forth or contemplated in the Prospectus) or any material adverse change in or affecting, or any adverse development which materially affects, the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (i) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein.

          (j) Ernst & Young LLP, or such other independent accountants acceptable to the Representatives, who have certified certain financial statements of the Company and whose report appears or is incorporated by reference in the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the Prospectus.

          (k) The Company has no reason to believe that the Company and each of its significant subsidiaries do not own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses

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     necessary for the conduct of their respective businesses in the manner described in the Prospectus and have no reason to believe that the conduct of their respective businesses will violate any such rights of others, and have not received any notice of any claims of violation of any such rights of others, which claims are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

          (l) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its significant subsidiaries is a party or of which any property of the Company or any of its significant subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and to the actual knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

          (m) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed (or incorporated by reference) as exhibits to the Registration Statement.

          (n) Except as described in the Prospectus or Schedule C to the Terms Agreement (or in Schedule C to any applicable Officers' Certificate delivered pursuant to Section 6(g)), since the date as of which information is given in the Prospectus, the Company has not (i) issued or granted any rights to acquire any securities (other than pursuant to employee benefit plans or other compensation plans existing on the date of the Terms Agreement) or (ii) declared or paid any dividend on its capital stock other than regular quarterly cash dividends.

          (o) Neither the Company nor any of its subsidiaries, respectively, (i) is in violation of its charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

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          (p) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.

     3. PURCHASE AND OFFERING OF THE SECURITIES BY THE UNDERWRITERS. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of a telegram, telex or other written communications ("Terms Agreement") at each time the Company determines to sell the Securities. Each Terms Agreement will be in the form of Annex II (A) or (B) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of public offering that should be reflected in the Prospectus Supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus.

     If specified in a Terms Agreement, on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Registered Securities. Said option may be exercised only to cover over-allotments in the sale of the Registered Securities by the Underwriters and may be exercised in whole or in part at any time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Registered Securities, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares/units.

     If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contract") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the

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amount of Securities to be sold pursuant to Delayed Delivery Contracts
("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

     4. COVENANTS OF THE COMPANY. The Company agrees:

          (a) To prepare a Prospectus that complies with the Securities Act and the Rules and Regulations and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities) and to furnish the Representatives with copies thereof; to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all exhibits filed therewith;

          (c) To furnish promptly to each of the Representatives copies of the Registration Statement, including all exhibits, any Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested;

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that

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may be required by the Securities Act, in the reasonable judgment of the Company or the Representatives, or requested by the Commission;

          (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities), to furnish a copy thereof to the Representatives and counsel for the Underwriters;

          (f) As soon as practicable but no later than 16 months after the date of each Terms Agreement, to make generally available to its security holders an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) covering a period of at least 12 months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement;

          (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and financial statements furnished by the Company to the principal national securities exchange upon which the common stock of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time, to take such action as the Representatives reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; PROVIDED, HOWEVER, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; and

          (i) (A) in the event of an offering of common stock, preferred stock or convertible debt securities, for the period specified in the Terms Agreement, if any, to not (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of common stock of the Company or permit the registration under the Securities Act of any shares of common stock of the Company (other than the

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     Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans), (ii) sell or grant options, rights or warrants with respect to any shares of common stock of the Company (other than the Securities and the grant of options pursuant to employee benefit plans), or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible into or, exchangeable or exercisable for common stock of the Company (other than the Securities), without, in any case, the prior written consent of a majority of the Representatives; PROVIDED, HOWEVER, the Company may, without such consent, offer and sell shares of common stock of the Company in transactions exempt from the registration requirements of the Securities Act, provided that the purchasers in such transactions are prohibited from offering for sale, selling or otherwise disposing of, directly or indirectly, any of the shares of common stock of the Company so acquired by them for the remainder of the period specified in the Terms Agreement and,
     (B) in the event of an offering of Debt Securities, between the date of the Terms Agreement and the date of delivery of the Debt Securities, offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of a majority of the Representatives, any debt securities which are substantially similar to the Securities.

     5. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereto (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus and any Incorporated Documents, all as provided in this Agreement;
(d) the costs of reproducing and distributing this Agreement; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities, if necessary;
(f) any applicable stock exchange listing or other fees; (g) the fees and expenses of filings, if any, with foreign securities administrators and of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, reproducing and distributing a Blue Sky Memorandum (including related fees (in an amount not to exceed $10,000) and disbursements of counsel to the Underwriters); (h) the fees paid to rating agencies in connection with the rating of the Securities; (i) the costs of printing and issuance of certificates, if any; (j) reasonable fees and disbursements of the Trustee and any transfer agent; and (k) all other reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement; PROVIDED that except as provided in this
Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters, and the Company shall pay the fees and expenses of its counsel and any transfer taxes payable in connection with its sale of Securities to the Underwriters.

     6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and at the time of delivery of

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any Securities pursuant to a Terms Agreement, of the representations and warranties of the Company contained in this Agreement, to the performance by the Company of its obligations under this Agreement and to each of the following additional terms and conditions:

          (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Underwriters, threatened by the Commission; and any additional information required by the Commission to be included in the Registration Statement or the Prospectus or otherwise shall have been so included.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters necessary for the authorization and validity of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Sidley & Austin, counsel to the Company, or other counsel to the Company satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in a Terms Agreement, additional opinions from such counsel, in form and substance acceptable to the Representatives to the effect that:

                  (i) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act, and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

                  (ii) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company, and when the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms

                  Agreement or, in the case of Contract Securities, in accordance with Delayed Delivery Contracts, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

                  (iii) If any Securities to be issued are convertible into common stock, the shares of common stock initially issuable upon conversion of the Securities have been reserved for issuance upon such conversion; and when certificates therefor have been duly executed, countersigned, registered and delivered upon such conversion, will constitute shares of common stock which have been duly authorized and validly issued and are fully paid and non-assessable;

                  (iv) The common stock and preferred stock, if any, described in the Terms Agreement; when certificates therefor have been duly executed, countersigned, registered and delivered in accordance with this Agreement and the Terms Agreement or, in the case of Contract Securities, in accordance with Delayed Delivery Contracts, constitute shares of common stock or preferred stock, as the case may be, which have been duly authorized and validly issued and are fully paid and non-assessable;

                    (v) The Registration Statement was declared effective under the Securities Act as of the date specified in such opinion; any required filing of the Prospectus pursuant to Rule 424(b) of the Rules and Regulations has been made within the time period prescribed by the Rules and Regulations; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                  (vi) At the Effective Time, the Registration Statement (including all documents incorporated by reference therein) complied, and on the date of the Terms Agreement, the Prospectus (including all documents incorporated by reference therein) complies, and any further amendments or supplements thereto made by the Company on or prior to the date of such opinion comply (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein and the Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations under said Acts;

                  (vii) The Securities, other than any Contract Securities, the Indenture and the capital stock of the Company conform, and any Contract Securities, when issued, delivered and sold, will conform, in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus;

                  (viii) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed;

                  (ix) The Terms Agreement, this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

                    (x) The sale of the Securities by the Company, compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, any Delayed Delivery Contracts and the Securities and the consummation by the Company of the transactions contemplated hereby and thereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument scheduled in such opinion (as in effect on the date of such opinion); and, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Trust Indenture Act, the Exchange Act and applicable state or foreign securities laws in connection with the offer and sale of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or any governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby; and

                  (xi) The Company is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the United States Investment Company Act of 1940.

In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and that such counsel has participated in conferences with officers and representatives of the Company, including its independent public accountants and, with respect to the Prospectus, representatives of and counsel for the Representatives during the course of which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel shall not have independently checked the accuracy or completeness of, or otherwise verified, and accordingly are not passing upon, and shall not assume responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and Prospectus (except as set forth in subparagraph (vii) above), and that such counsel has relied as to materiality, to a large extent, upon the judgment of officers and representatives of the Company, as a result of such consideration and participation, nothing has come to the attention of such counsel which causes such counsel to believe that the Registration Statement as of the Effective Time(s) or, if later, as of the date of the Company's most recent filing of an Annual Report on Form 10-K (including such Annual Report on Form 10-K), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, such counsel need not express any belief as to the financial statements and related schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

In rendering such opinion, such counsel may (i) state that their opinion is limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, (ii) rely as to matters of fact upon the representations contained in this Agreement and the certificates of officers of the Company and it subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Representatives and state that they believe that the Underwriters and they are justified in relying upon such certificates and (iii) state that their opinions set forth in subparagraphs (i) and (ii) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (e) The General Counsel or other counsel of the Company, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the Closing Date, and, if Option Securities are purchased, at any date after the Closing Date as specified in a Terms Agreement, additional opinions from such counsel, in form and substance satisfactory to the Representatives to the effect that:

                           (i) The Company and each of its significant
                  subsidiaries (as defined in Rule 405 under the Securities Act and identified in the Terms Agreement) have been duly incorporated and are validly existing as corporations in good standing under the general corporation laws of their respective jurisdictions of incorporation and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                           (ii) All of the issued and outstanding shares of
                  capital stock of each significant subsidiary have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) To such counsel's knowledge, and other than as
                  set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others;

                           (iv) The sale of the Securities by the Company and
                  the compliance by the Company with all of the provisions of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, any Delayed Delivery Contract and the Securities, and the consummation of the transactions contemplated hereby and thereby will not (A) result in a breach or violation of any of the terms or provisions of, or constitute a default under, an material indenture or loan agreement known to such counsel or (B) to the knowledge of such counsel, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material mortgage, deed of trust or other material agreement or instrument, to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any significant subsidiary or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (except that such counsel need express no opinion with respect to applicable state or foreign securities laws);

                           (v) To such counsel's knowledge, neither the Company
                  nor any significant subsidiary (A) is in violation of its charter or by-laws, (B) is in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business except, in the case of clauses (B) and (C), for those defaults, violations or failures which, either individually or in the aggregate, are not reasonably expected to have a material adverse effect on the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and

                           (vi) To such counsel's knowledge, there are no
                  contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     In rendering such opinion, such counsel may (i) state that his opinion is limited to the federal laws of the United States, the laws of the State of Nebraska and the General Corporation Law of the State of Delaware and (ii) rely as to matters of fact upon certificates of officers of the Company and its subsidiaries and of public officials; PROVIDED that such counsel shall furnish copies thereof to the Representatives and state that he believes that the Underwriters and such counsel are justified in relying upon such certificates.

                  (f) The Company shall have furnished to the Representatives on the Closing Date a letter of Ernst & Young LLP, addressed jointly to the Company and the Underwriters and dated the Closing Date of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, and covering such additional financial statement items and procedures (including a review of interim financial statements specified in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 71) as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

                  (g) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, and on any later date, if any, on which Option Securities are purchased, of its Chief Financial Officer or Treasurer and its General Counsel or other counsel stating that the representations and warranties of the Company in Section 2 of this Agreement which representations or warranties are qualified by materiality are true and correct as of such date and all other representations and warranties of the Company in Section 2 of this Agreement are true and correct in all material respects as of such date; the Company has performed all of its agreements contained in this Agreement which are required to be performed on or before the date of such certificate and the conditions set forth in subsections 6(h) and
         (j) of this Agreement have been fulfilled; and no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of such officers, threatened by the Commission.

                  (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there shall not have been any material change in the capital stock or long-term debt of the Company or any of its significant subsidiaries (otherwise than as set forth or contemplated in the Prospectus or in a supplement thereto) or any change in or affecting, or any adverse development which affects, the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case, is so material and adverse as to make it, in the good faith judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein or in the Prospectus or in a supplement thereto.

                  (i) Subsequent to the execution and delivery of the Terms Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions the result of which, in the case of each of clauses (i)-(iv), makes it (or, in the case of clause (iv), the effect of international conditions on the financial markets in the United States shall be such that), in the good faith judgment of the Representatives, impracticable or inadvisable to proceed with the delivery of the Securities.

                  (j) Subsequent to the execution and delivery of the Terms Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  7.  INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) an untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus or in any amendment or supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, or made in any Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement; and PROVIDED FURTHER, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with
Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereto or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or in any amendment or Supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7, if, in the reasonable judgment of the Representatives, if there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. Anything in this Section 7(c) to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

     (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first sentence of Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus, together with any other statements identified in the Terms Agreement, are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  (f) The agreements contained in Sections 4(f), 4(g), 5 and this Section 7 and the representations and warranties of the Company in Section 2 (as made as of the date of this Agreement) shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

     8. DEFAULTING UNDERWRITERS. If any Underwriter defaults in the performance of its obligations under a Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the number of shares or principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A to the Terms Agreement bears to the total number of shares or principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A to the Terms Agreement; provided, HOWEVER, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Closing Date if the aggregate number of shares or principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares or principal amount of the Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares or principal amount of Securities set forth opposite its name on Schedule A to the Terms Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the number of shares or principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or any supplement thereto or in any other document or arrangement.

     9. EFFECTIVE DATE AND TERMINATION. The obligations of the Underwriters under the Terms Agreement may be terminated by the Representatives by notice given to and received by the Company prior to delivery of any payment for the Securities if, prior to that time, the events described in any of Section 6(h), 6(i) or 6(j) shall have occurred.

     10. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Underwriters shall decline to purchase the Securities for any reason permitted under Section 6 or
Section 9 of this Agreement, the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with the Terms Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Representatives.

     11. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed duly given if mailed or transmitted by any standard form of telecommunication. Such notices shall be directed as follows:

          (a) if to the Underwriters, to their addresses furnished to the Company in writing for the purpose of communications hereunder;

          (b) if to the Company, to the address of the Company set forth in the Registration Statement, Attention: General Counsel;

PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7(c) shall be given to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. The Terms Agreement (including the provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in
Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

     13. DEFINITION OF THE TERM "BUSINESS DAY". For purposes of this Agreement, "business day" means any day on which the NYSE is open for trading.

     14. GOVERNING LAW. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CHOICE OF LAW).

     15. COUNTERPARTS. The Terms Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                     ANNEX I

(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on __________________, 20__ *.)

                            DELAYED DELIVERY CONTRACT

                                                                 [Insert date of
                                                                  initial public
                                                                       offering]

FIRST DATA CORPORATION
  c/o [Name and address
      of Underwriter[s]]

Gentlemen:

                  The undersigned hereby agrees to purchase from FIRST DATA CORPORATION, a Delaware corporation ("Company"), and the Company agrees to sell to the undersigned, [IF ONE DELAYED CLOSING, INSERT---as of the date hereof, for delivery on __________________, 20__ ("Delivery Date"),]

                  [$]_______________

principal amount of the Company's [INSERT TITLE OF SECURITIES] ("Securities"), offered by the Company's Prospectus dated ____________________, 20 and a Prospectus Supplement dated

___________________, 20__ , relating thereto, receipt of copies of which is hereby acknowledged, at ___% of the principal amount thereof plus accrued interest from ______________________, 20 , if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

         [IF TWO OR MORE DELAYED CLOSINGS, INSERT THE FOLLOWING:

                  The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the principal amounts set forth below:


DELIVERY DATE                      PRINCIPAL AMOUNT
-------------                      ---------------
____________________               [$] ____________

____________________               [$] ____________

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

_________________
* Insert date which is third full business day prior to Closing Date under the Terms Agreement.

     Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by wire transfer of immediately available funds at the office of ______________ at 10:00 A.M. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery
Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.

                  It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [ the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at -such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                  Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                                         Yours very truly,

                                                         ___________________
                                                         (Name of purchaser)

                                                         By ________________
                                                         (Title of Signatory)

                                                         ___________________

                                                         ______________________
                                                         (Address of Purchaser)

Accepted, as of the above date,

FIRST DATA CORPORATION

By ___________________
     Name:
         Title:

                                                                   ANNEX II (A)

                             FIRST DATA CORPORATION

                                   ("Company")

                                 Debt Securities

                                 TERMS AGREEMENT

                                                                           ,20__

First Data Corporation
[address]
Attention:

Ladies and Gentlemen:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated ________, 20__, between the Company and _______________, as Trustee, on the following terms:

TITLE: [ %] [Floating Rate] [Senior] [Subordinated] [Notes] [Debentures] Due

         PRINCIPAL AMOUNT:  [$]

     INTEREST: [ % per annum, from ___________________, 20 , payable semiannually on and commencing ____________________, 20 , to holders of record on the preceding or __________________, __________________
as the case may be.] [Zero coupon]

     MATURITY: ____________________, 20 .

     OPTIONAL REDEMPTION:

     SINKING FUND:

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE UNDERWRITING AGREEMENT:
     __ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE UNDERWRITING AGREEMENT:
     __ days.

     [CONVERSION PROVISIONS]:

     [Other Terms]

     DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be ,    20 .
Underwriters' fee is    % of the principal amount of the Contract Securities.]

     PURCHASE PRICE:    % of principal amount, plus accrued interest [, if any,]
from ______________, 20__ .

     EXPECTED REOFFERING PRICE:   % of principal amount, subject to change by
the undersigned.

     CLOSING DATE:             A.M. on            , 20 , at
________________ by wire transfer of immediately available funds.

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]




The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

     The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

     The provisions of the Underwriting Agreement, other than Sections 2(f) and 2(n), are incorporated herein by reference.

     Delivery of the Securities will be made through the facilities of the Depository Trust Company.

     [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

     [Please signify your acceptance of the foregoing by return wire not later than P.M. today.]

                                Very truly yours,

                                [Insert name(s) of Representatives
                                or Underwriters] [On behalf of [themselves]
                                [itself] and as
                                Representative[s] of the Several]
                                [As] Underwriters[s]

                                [By [Name of Representative]]

                                       By ....................

                                           Name:
                                           Title:

                                   SCHEDULE A

                                                                    PRINCIPAL
         UNDERWRITER                                                 AMOUNT
         -----------                                                ---------


















                                                                    ---------
    Total........................................................   [$]

                                   SCHEDULE B

                                   SCHEDULE C

To:      [Insert name(s) of Representatives
                 or Underwriters]
                 As [Representative[s] of the Several]
                       Underwriter[s],
         [c/o   [Name of Representative]]


         We accept the offer contained in your [letter] [wire],
dated         , 20 , relating to [$]_________ principal amount of our
[INSERT TITLE OF SECURITIES] (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                Very truly yours,

                                 FIRST DATA CORPORATION


                                 By
                                 Name:
                                 Title:

                                                                   ANNEX II (B)

                             FIRST DATA CORPORATION

                                   ("Company")

                                Equity Securities

                                 TERMS AGREEMENT

                                                                         , 20__

First Data Corporation
[address]
Attention:

Ladies and Gentlemen:

                  [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") on the following terms:

     TITLE: [Common Stock] [Preferred Stock, Series ______]

     NUMBER OF SHARES TO BE ISSUED: [___ shares]

     [For Preferred Stock:

     VOTING RIGHTS:

     PREFERRED STOCK DIVIDENDS: [cash dividends of $ to $ per share payable quarterly in arrears on _____ __, ______ __, _______ __ and _______ __.]

     OPTIONAL REDEMPTION:

     MANDATORY REDEMPTION/SINKING FUND:

     LIQUIDATION PREFERENCE: [$   per share plus    ].

     NAME OF EXCHANGE OR MARKET: [New York Stock Exchange] [NASDAQ National Market System] [American Stock Exchange]

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE UNDERWRITING AGREEMENT:
___ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE UNDERWRITING AGREEMENT:
___ days.

     [CONVERSION PROVISIONS]:

     [Other Terms]

     PRICE TO PUBLIC: $_____ per share

     UNDERWRITING DISCOUNTS AND COMMISSION:

     PROCEEDS TO COMPANY:

     OVER-ALLOTMENT OPTION:

     CLOSING DATE: A.M. on         , 20 , at ____________ by wire transfer of
immediately available funds.

     NAME OF TRANSFER AGENT AND REGISTRAR:

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

     [For Common Stock:

     NAME OF EXCHANGE OR MARKET:     [New York Stock Exchange] [NASDAQ National
Market System] [American Stock Exchange]

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE UNDERWRITING AGREEMENT:
___ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE UNDERWRITING AGREEMENT:
___days.

     [Other Terms]

     PRICE TO PUBLIC:                 $______________ per share

     UNDERWRITING DISCOUNTS AND COMMISSION:

     PROCEEDS TO COMPANY:

     OVER-ALLOTMENT OPTION:

     CLOSING DATE:              A.M. on           , 20  , at by wire transfer
     of immediately available funds.

     NAME OF TRANSFER AGENT AND REGISTRAR:

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

     The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the

Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

     The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

     The provisions of the Underwriting Agreement are incorporated herein by reference.

     Delivery of the Securities will be made through the facilities of the Depository Trust Company.

     [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]



     [Please signify your acceptance of the foregoing by return wire not later than P.M. today.]





                     Very truly yours,

                     [Insert name(s) of Representatives
                     or Underwriters] [On behalf of [themselves][itself] and as
                     Representative[s] of the Several]
                     [As] Underwriters[s]

                      [By [Name of Representative]]


                            By ___________________
                               Name:
                               Title:

                                   SCHEDULE A

                                                                     NUMBER OF
         UNDERWRITER                                                  SHARES
         -----------                                                 ---------























                                                                     ---------
    Total........................................................    [$]
                                                                     =========

                                   SCHEDULE B

                                   SCHEDULE C

To:      [Insert name(s) of Representatives
                 or Underwriters]
                 As [Representative[s] of the Several]
                       Underwriter[s],
                 [c/o   [Name of Representative]]


     We accept the offer contained in your [letter] [wire], dated        , 20 ,
relating to ____________ shares of our [INSERT TITLE OF SECURITIES] (the
"Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange
Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                Very truly yours,

                                FIRST DATA CORPORATION


                                By ______________________

                                Name:
                                Title: